UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 29, 2008

Lightning Gaming, Inc.

(Exact name of registrant as specified in charter)

Nevada	000-52575	20-8583866
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

106 Chelsea Parkway, Boothwyn, Pa 19061

(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code) 610 494 5534

_____________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Explanatory Note

The Company is amending item 9.01, part (a) to replace Exhibit 10.1 with the attached exhibit 10.1 to clearly reflect where material was omitted in such Exhibit 10.1. Such omitted material was filed separately under the Company's Confidential Treatment Request filed with the Securities and Exchange Commission. The Company's Form 8-K filed January 30, 2008, is not changed in any other respects. The changes in Exhibit 10.1 were made in response to comments received from the Securities and Exchange Commission to the Company's Confidential Treatment Request.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description
10.1	Distribution Agreement (Portions have been omitted pursuant to a request for confidential treatment)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lightning Gaming, Inc.

By:/s/ Brian Haveson

Brian Haveson, Chief Executive Officer

Date: February 28, 2008

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